                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): April 15, 1997


                         SPS TRANSACTION SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                   1-10993                   36-3798295
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(State or other jurisdiction  (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)


2500 Lake Cook Road, Riverwoods, Illinois                     60015
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:       (847) 405-3700
                                                     --------------------------

Item 7. Financial Statements and Exhibits.

          (c)  Exhibits

20.1 First Quarter Press Release of the Registrant dated April
16, 1997.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                 SPS TRANSACTION SERVICES, INC.


Date: April 15, 1997                           By:  /s/ Russell J. Bonaguidi
      -----------------------------------         -----------------------------
                                                  Russell J. Bonaguidi

                                 EXHIBIT INDEX
                            ------------------------





Exhibit
Number         Description of Exhibits
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 20.1          First Quarter Press Release of the Registrant dated April 16,
               1997